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                          UBS TACTICAL ALLOCATION FUND

              Supplement to the Prospectus dated December 27, 2002



                                                               November 17, 2003


Dear Investor,

The purpose of this supplement is to notify you that the Board of Trustees of the Fund has voted to modify the way in which the Fund seeks to achieve its investment objective of "total return, consisting of long-term capital appreciation and current income." Under the revised investment strategy, the Fund will use the existing institutional asset allocation process of UBS Global Asset Management. The equity portion of the portfolio will no longer seek to track the S&P 500 Index, and instead will be actively managed. The fixed income portion of the portfolio also will become actively managed, and may include more diversified types of fixed income securities. Reallocation of the portfolio's exposure to equity and fixed income asset classes may occur at any time, rather than only on the first day of the month as is currently indicated in the prospectus.

The change in the investment strategy of the Fund will take effect after the Fund's registration statement is amended in accordance with regulatory requirements, which is currently anticipated to be on or about March 1, 2004.

In addition, there has been a change in the Portfolio Manager of the Fund. The Fund is now being managed by a team of investment professionals. Accordingly, the paragraph in the sub-section "Portfolio Manager" on page 18 of the prospectus is deleted and replaced with the following:


          "The Fund is managed by a team of investment professionals."



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